VOTING AGREEMENT

Argyle Security Acquisition Corporation
200 Concord Plaza, Suite 700
San Antonio, Texas 78216

Gentlemen:

The undersigned stockholder of Argyle Security Acquisition Corporation (“Company”), in order to facilitate an initial public offering of the securities of the Company (“IPO”), hereby agrees that if the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all of the shares of the Company’s common stock acquired by the undersigned (i) in the IPO, (ii) upon the exercise of options currently held by the undersigned and (iii) in the aftermarket, in favor of the Business Combination and therefore waives any redemption rights with respect to such shares. As used herein, a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of one or more operating businesses in the security industry selected by the Company, and “IPO Shares” shall mean the shares of the Company’s common stock issued in the IPO.

John J. Smith

Wesley Clark